SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report:  May 31, 2002




                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         MICHIGAN               001-15565              38-2144267
     (State  or  other        (Commission           (I.R.S.  Employer
      jurisdiction  of        File  Number)        Identification  No.)
       incorporation)



      28470 13 MILE ROAD, STE. 300, FARMINGTON HILLS, MICHIGAN       48334
            (Address  of  principal  executive  offices)          (Zip  Code)



Registrant's  telephone  number,  including  area  code     248-702-6000

Item  4.          Changes  in  Registrant's  Certifying  Accountant.

This is the second Form 8-K filed by the Company in connection with the Company's decision to replace its independent auditors. See Form 8-K dated May 2, 2002. Upon the recommendation of the Audit Committee of the Board of Directors of the Company, the Board of Directors on May 28, 2002 approved the engagement of the firm of PricewaterhouseCoopers LLP as its independent auditor to audit the Company's financial statements, replacing the firm of Arthur Andersen LLP. PricewaterhouseCoopers LLP on May 29, 2002 accepted this engagement. During the two most recent fiscal years, and the subsequent interim period prior to May 28, 2002, the Company did not consult with PricewaterhouseCoopers LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SEMCO  Energy,  Inc.
                                        (Registrant)


Dated:  May  31,  2002             By:/s/John  E.  Schneider
                                      _____________________________________
                                      Senior  Vice  President  and
                                      Chief  Financial  Officer






                                      - 3 -